================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 10, 2004

                                TEAM HEALTH, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           TENNESSEE                       333-80337                      62-1562558
(State or other jurisdiction of     (Commission File Number)   (IRS Employer Identification No.)
         incorporation)

                     1900 WINSTON ROAD, KNOXVILLE, TN 37919
          (Address of Principal Executive Offices, including Zip Code)

                                 (865) 693-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     99.1   Press release dated August 10, 2004

     This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed."

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 10, 2004, Team Health, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TEAM HEALTH, INC.
                                           (Registrant)

                                           /s/ Robert J. Abramowski
                                           -------------------------------------
Date: August 11, 2004                      Robert J. Abramowski
                                           Executive Vice President of Finance
                                           and Administration

                                INDEX TO EXHIBITS

EXHIBIT                              DESCRIPTION
-------      ------------------------------------------------------------
99.1         Press Release issued by Team Health, Inc. on August 10, 2004 announcing earnings for the quarter ended June 30, 2004.

                                       3